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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 2, 2001
               Date of Report (Date of earliest event reported)


                       MATTRESS DISCOUNTERS CORPORATION
            (Exact name of Registrant as specified in its Charter)

             Delaware                       333-95945                       52-1710722
   (State or other jurisdiction          (Commission File       (IRS Employer Identification No.)
of incorporation or organization)            Number)


                              9822 Fallard Court
                           Upper Marlboro, MD 20772
                   (Address of principal executive offices)


                                (301) 856-6755
                        (Registrant's telephone number,
                             including area code)
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                                   Form 8-K

          This Form 8-K amends the Current Report on Form 10-K of Mattress Discounters Corporation previously filed with the Securities and Exchange Commission on March 30, 2001, to update Item 10 of Form 10-K to report changes to the Directors and Executive Officers of Mattress Discounters Corporation pursuant to Item 5 of Form 8-K.

Item 5.   Other Events

          Stephen Newton has been appointed Chief Executive Officer of Mattress Discounters Corporation effective from April 2, 2001, replacing Stephen A. Walker. Mr. Newton was formerly Chief Operating Officer of Mattress Discounters Corporation.

          In addition, Stephen Gunn, Chief Executive Officer of Sleep Country Canada Inc., a subsidiary of Mattress Holding Corporation, the parent company of Mattress Discounters Corporation, has been appointed Chief Executive Officer of Mattress Holding Corporation.

Item 7.   Financial Statements and Exhibits

          (c)       Exhibits

                    99.1 Press Release of Mattress Discounters Corporation, dated April 10, 2001.
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                                  SIGNATURES

     Pursuant to the requirements the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      MATTRESS DISCOUNTERS CORPORATION

Date April 10, 2001                   By:  /s/     Bryan J. Flanagan
                                           ---------------------------------
                                                Bryan J. Flanagan
                                                Chief Financial Officer